SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15D OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2003

METROCORP BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25141	76-0579161
(State or other Jurisdiction of incorporation or organization	(Commission File Number)	I.R.S. Employer Identification No.)

9600 Bellaire Blvd., Suite 252 Houston, Texas		77036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 776-3876

Item 7. Financial Statements and Exhibits.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 — Press Release issued by MetroCorp Bancshares, Inc. dated July 28, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition

     On July 28, 2003, MetroCorp Bancshares, Inc. publicly disseminated a press release announcing its earnings for the second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.

Dated: July 28, 2003	By /s/ Allen D. Brown Allen D. Brown President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by MetroCorp Bancshares, Inc. dated July 28, 2003.